LORD ABBETT                                            [LORD ABBETT LOGO]

                                      2002
                                      ANNUAL
                                       REPORT


LORD ABBETT
GROWTH OPPORTUNITIES
FUND



FOR THE YEAR ENDED NOVEMBER 30, 2002

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES
ANNUAL REPORT
FOR THE YEAR ENDED NOVEMBER 30, 2002

DEAR SHAREHOLDERS: We are pleased to provide you with this overview of Lord Abbett Growth Opportunities Fund's strategies and performance for the year ended November 30, 2002. On this and the following pages, we discuss the factors that influenced performance.

Thank you for investing in Lord Abbett Mutual Funds. We value the trust you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ ROBERT S. DOW

ROBERT S. DOW
CHAIRMAN
--------------------------------------------------------------------------------
Q. HOW DID THE FUND PERFORM OVER THE YEAR ENDED NOVEMBER 30, 2002?

A. The Lord Abbett Growth Opportunities Fund returned -17.5%(1) for the year ended November 30, 2002, compared with its benchmark, the Russell Midcap(R) Growth Index,(2) which returned -19.8%. PLEASE REFER TO PAGE 4 FOR AVERAGE ANNUAL TOTAL RETURNS.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. The largest contributor to relative performance during the period was stock selection in the healthcare sector. We believe the fundamental outlook for many healthcare companies, especially those in the generic, specialty pharmaceuticals and hospital and drug distribution areas is improving. The Fund continues to own companies in the sector that we believe are beneficiaries of improving profit margins and a benign regulatory environment. Specifically, a distributor of healthcare products and services experienced a P/E (price/earnings) multiple expansion, driven by strong fundamentals. In addition, a pharmaceutical company, focused on the treatment of cancer and other diseases, performed well as earnings remained strong. The Fund's relative performance was also aided by an underweight in the technology sector where the earnings outlook remains weak and the subsequent valuations continue to remain high.

     The Fund's performance was hurt in the energy sector where two specific holdings were negatively impacted by falling power prices in 2002 and their subsequent impact on profit margins. In addition, the Fund's underperformance in the producer durables sector can be attributed to several of the Fund's holdings that were impacted by the slowdown in manufacturing activity and new purchase orders in the semi-cap equipment industry.

Q. WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A. In the beginning of the period, the stock market regained ground lost after

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--------------------------------------------------------------------------------

September 11, 2001. Similar to the third quarter, the fourth quarter of 2001 was volatile resulting, in part, from continued sluggish spending by consumers and corporations. However, the housing market, fueled by historically low interest rates and characterized by a rush of refinancing activity and stable new construction starts, continued to protect the economy from additional downside.

     As the first quarter of 2002 progressed, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. Following strong first quarter growth in the economy, the second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty. The first quarter growth was heavily influenced by a slower rate of inventory liquidation and strong auto and new home sales. Most of the economic indicators during the second quarter indicated an economy advancing at a healthy pace, however, softer retail and auto sales led to increased market volatility.

     Real Gross Domestic Product (GDP) growth in the second quarter showed a greater slowdown than expected. Overall real GDP advanced in the spring quarter by an annual rate of 1.3%. The slowdown was largely attributed to a greater-than-expected slowdown in consumer and government spending, and a widening foreign trade deficit. After gaining strength in the fourth quarter of 2001 and in the first half of 2002, the economy began to slow in June and July, and discussion of a double-dip recession began to emerge among investors. Reinforcing these economic worries were downward revisions in GDP for 2001 that revealed three mildly down quarters instead of the one originally reported. Despite the recent news, however, we believe the feared double-dip is unlikely. We believe economic expansion during 2003 is more likely.

Q. PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. Going forward, we believe the economy will continue to grow in 2003. We believe the current fears of a double dip recession remain merely speculation without much evidence; the economic fundamentals point towards a continued revival. With low interest rates and strong mortgage refinancing, we believe consumer spending will remain healthy and drive the economy. Within the mid-cap sector, we remain positive in the healthcare sector, particularly pharmaceuticals, where new product introductions continue at a robust rate and valuations remain at attractive levels.

--------------------------------------------------------------------------------


(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the year ended November 30, 2002.

(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index. Indices are unmanaged, do not reflect the deductions of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund please see the Fund's Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. For more complete information about this or any Lord Abbett Mutual Fund, including risks, charges and ongoing expenses, please call your Investment Professional or Lord Abbett Distrubutor LLC at 888-522-2388 for a Prospectus. An investor should read the Prospectus carefully before investing.

The Fund is actively managed and, as a result, its asset allocation may change.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap(R) Index, Russell Midcap(R) Growth Index, the S&P MidCap 400/Barra Growth Index and the S&P Mid-Cap 400 Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund is adding the performance of the S&P MidCap 400/Barra Growth Index and intends to remove the S&P MidCap 400 Index and the Russell Midcap(R) Index. The Fund believes that the S&P MidCap 400/Barra Growth Index and the Russell Midcap(R) Growth Index more closely reflect the Fund's investment objective And portfolio holdings. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]


              THE FUND (CLASS A SHARES)       THE FUND (CLASS A SHARES)     RUSSELL MIDCAP(R)       RUSSELL MIDCAP(R)
                     AT NET ASSET VALUE    AT MAXIMUM OFFERING PRICE(1)              INDEX(2)         GROWTH INDEX(2)
July 31, 95                     $10,180                          $9,595               $10,655                 $10,524
         96                     $13,011                         $12,263               $12,885                 $12,581
         97                     $16,771                         $15,807               $16,012                 $14,962
         98                     $17,727                         $16,708               $17,111                 $16,190
         99                     $26,598                         $25,069               $19,684                 $23,042
         00                     $27,276                         $25,708               $21,542                 $22,662
         01                     $24,857                         $23,428               $21,034                 $18,351
         02                     $20,517                         $19,337               $19,090                 $14,718

                             S&P MIDCAP                      S&P MIDCAP
                           400 INDEX(2)        400/BARRA GROWTH INDEX(2)
July 31, 95                     $10,607                         $10,372
         96                     $12,598                         $12,207
         97                     $16,056                         $15,475
         98                     $17,726                         $17,732
         99                     $21,514                         $25,076
         00                     $24,879                         $28,352
         01                     $25,312                         $26,375
         02                     $23,732                         $23,209


                              FISCAL YEAR-END 11/30
               AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE YEAR ENDING NOVEMBER 30, 2002

                        1 YEAR                5 YEARS           LIFE OF CLASS
-----------------------------------------------------------------------------
CLASS A(3)              -22.22%                 2.89%                   9.41%
CLASS B(4)              -21.23%                    --                   7.50%
CLASS C(5)              -17.90%                    --                   7.15%
CLASS P(6)              -17.46%                    --                 -15.82%
CLASS Y(7)              -17.27%                    --                   3.68%

(1) Reflects the deduction of the maximum sales charge of 5.75%.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices, is not necessarily representative of the Fund's performance. Performance for each index begins on July 31, 1995.

(3) The Class A shares were first offered on August 1, 1995. This shows total return which is the percent change in value, after deduction of the maximum sales charge of 5.75% applicable to Class A Shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2002, using the SEC-required uniform method to compute such return.

(4) The Class B shares were first offered on October 16, 1998. Performance reflects the deduction of a CDSC of 4% for 1 year and 2% for the life of the class.

(5) The Class C shares were first offered on October 19, 1998. Performance is at net asset value. The 1% CDSC for Class C shares normally appears before the first anniversary of the purchase date.

(6) The Class P shares commenced operations on August 15, 2000. Performance is at net asset value.

(7) The Class Y shares were first offered to the public on December 9, 1998. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2002


                                                                              VALUE
INVESTMENTS                                        SHARES                     (000)
-----------------------------------------------------------------------------------
COMMON STOCKS 95.08%

ADVERTISING AGENCY 0.94%
Lamar Advertising Co.*                            102,500                  $  3,498
                                                                           --------
AEROSPACE 1.30%
Northrop Grumman Corp.                             50,000                     4,845
                                                                           --------
BANKS: OUTSIDE NEW YORK CITY 1.70%
Cullen/Frost Bankers, Inc.                        131,500                     4,353
Southwest Bancorp of
Texas, Inc.                                        69,600                     1,984
                                                                           --------
TOTAL                                                                         6,337
                                                                           --------
BEVERAGE: SOFT DRINKS 1.49%
Pepsi Bottling Group, Inc.                        194,000                     5,572
                                                                           --------
BIOTECHNOLOGY RESEARCH & PRODUCTION 1.37%
Cephalon, Inc.*(a)                                 68,100                     3,732
IDEC Pharmaceuticals
Corp.*(a)                                          41,600                     1,369
                                                                           --------
TOTAL                                                                         5,101
                                                                           --------
CABLE TELEVISION SERVICES 0.49%
EchoStar Communications
Corp.*                                             89,800                     1,833
                                                                           --------
COMMUNICATIONS TECHNOLOGY 2.00%
Network Associates, Inc.*(a)                      410,500                     7,492
                                                                           --------
COMPUTER SERVICES SOFTWARE & SYSTEMS 1.56%
Intuit, Inc.*                                      34,000                     1,834
J.D. Edwards & Co.*                               282,900                     3,997
                                                                           --------
TOTAL                                                                         5,831
                                                                           --------
CONSUMER ELECTRONICS 4.52%
Activision, Inc.*(a)                              178,300                     3,851
Electronic Arts, Inc.*                             65,200                     4,424
Harman International
Industries, Inc.                                  138,200                     8,624
                                                                           --------
TOTAL                                                                        16,899
                                                                           --------
CONTAINERS & PACKAGING: PAPER &
PLASTIC 1.67%
Pactiv Corp.*                                     302,300                  $  6,258
                                                                           --------
DRUGS & PHARMACEUTICALS 9.69%
Allergan, Inc.                                     46,700                     2,745
Amerisource Bergen Corp.                          117,324                     6,807
Barr Laboratories, Inc.*                           28,700                     1,895
Biovail Corp.*                                    176,000                     5,831
Gilead Sciences, Inc.*                             38,500                     1,520
King Pharmaceuticals,
Inc.*                                             174,300                     3,308
MedImmune, Inc.*                                   56,570                     1,492
SICOR, Inc.*                                      276,200                     4,356
Teva Pharmaceutical
Industries Ltd. ADR                               104,700                     8,278
                                                                           --------
TOTAL                                                                        36,232
                                                                           --------
EDUCATION SERVICES 0.44%
Education Management
Corp.*(a)                                          43,100                     1,665
                                                                           --------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 1.63%
Integrated Circuit
Systems, Inc.*                                    261,600                     6,090
                                                                           --------
ENTERTAINMENT 2.68%
Hollywood Entertainment
Corp.*                                            532,200                    10,000
                                                                           --------
FINANCE COMPANIES 0.54%
Capital One Financial
Corp.(a)                                           59,500                     2,011
                                                                           --------
FINANCE: SMALL LOAN 1.07%
SLM Corp.                                          41,000                     4,007
                                                                           --------
FINANCIAL DATA PROCESSING SERVICES &
SYSTEMS 4.62%
Affiliated Computers
Services, Inc.*                                   167,700                     8,385

SEE NOTES TO FINANCIAL STATEMENTS.                                            5

NOVEMBER 30, 2002


                                                                              VALUE
INVESTMENTS                                        SHARES                     (000)
-----------------------------------------------------------------------------------
Concord EFS, Inc.*                                 56,000                  $    840
Fiserv, Inc.*                                     181,000                     6,139
Sungard Data Systems, Inc.*                        80,700                     1,886
                                                                           --------
TOTAL                                                                        17,250
                                                                           --------
FINANCIAL MISCELLANEOUS 2.13%
Willis Group Holdings
Ltd.*(a)                                          288,400                     7,963
                                                                           --------
FOODS 1.20%
American Italian Pasta
Co.*(a)                                           123,300                     4,476
                                                                           --------
HEALTHCARE FACILITIES 4.97%
Pharmaceutical Product
Development, Inc.*                                207,000                     6,200
Quest Diagnostics, Inc.*(a)                        91,600                     5,110
Triad Hospitals, Inc.*                            241,100                     7,269
                                                                           --------
TOTAL                                                                        18,579
                                                                           --------
HEALTHCARE MANAGEMENT SERVICES 3.49%
Caremark Rx, Inc.*                                541,200                     9,558
Cerner Corp.*(a)                                  105,700                     3,479
                                                                           --------
TOTAL                                                                        13,037
                                                                           --------
HEALTH & PERSONAL CARE 3.17%
Anthem, Inc.*                                     136,300                     8,076
Province Healthcare Co.*(a)                       212,049                     2,731
WellChoice, Inc.*                                  40,400                     1,044
                                                                           --------
TOTAL                                                                        11,851
                                                                           --------
HOMEBUILDING 1.54%
Pulte Homes, Inc.                                 123,000                     5,774
                                                                           --------
INSURANCE: PROPERTY-CASUALTY 4.01%
HCC Insurance
Holdings, Inc.                                    242,200                     5,648
RenaissanceRe Holdings
Ltd.                                              228,800                     9,324
                                                                           --------
TOTAL                                                                        14,972
                                                                           --------
INVESTMENT MANAGEMENT COMPANIES 1.53%
Affiliated Managers
Group, Inc.*(a)                                   104,700                  $  5,707
                                                                           --------
MACHINERY: OIL WELL EQUIPMENT &
SERVICES 3.59%
BJ Services Co.*(a)                               231,700                     7,750
Patterson-UTI Energy, Inc.*                       195,500                     5,671
                                                                           --------
TOTAL                                                                        13,421
                                                                           --------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES 4.71%
Boston Scientific Corp.*                          211,200                     8,870
Henry Schein, Inc.*                               141,400                     6,018
St. Jude Medical, Inc.*                            77,900                     2,712
                                                                           --------
TOTAL                                                                        17,600
                                                                           --------
MULTI-SECTOR COMPANIES 1.35%
SPX Corp.*                                        106,800                     5,041
                                                                           --------
OFFSHORE DRILLING 1.55%
ENSCO Int'l., Inc.                                206,800                     5,786
                                                                           --------
OIL: CRUDE PRODUCERS 3.24%
Pioneer Natural
Resources Co.*                                    245,400                     6,052
XTO Energy, Inc.                                  252,300                     6,043
                                                                           --------
TOTAL                                                                        12,095
                                                                           --------
RADIO & TV BROADCASTERS 1.36%
Univision Communications,
Inc.*(a)                                          157,900                     5,075
                                                                           --------
RETAIL 9.75%
Advance Auto Parts, Inc.*                          35,000                     1,804
Dollar Tree Stores, Inc.*                         188,100                     5,521
GameStop Corp.*                                   503,660                     9,368
Michaels Stores, Inc.*                            231,400                     8,712
MSC Industrial Direct Co.*                        249,600                     4,425
Ticketmaster Class B*                             101,300                     2,613

6                                            SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2002


                                                                              VALUE
INVESTMENTS                                        SHARES                     (000)
-----------------------------------------------------------------------------------
USA Interactive*                                  144,200                  $  4,009
                                                                           --------
TOTAL                                                                        36,452
                                                                           --------
SAVINGS & LOAN 2.39%
New York Community
Bancorp, Inc.                                     320,700                     8,941
                                                                           --------
SERVICES: COMMERCIAL 3.52%
Expedia, Inc.*(a)                                  63,100                     4,843
Iron Mountain, Inc.*(a)                           184,200                     6,095
Robert Half Int'l., Inc.*                         112,400                     2,209
                                                                           --------
TOTAL                                                                        13,147
                                                                           --------
TRUCKERS 2.50%
CNF Transportation, Inc.                          168,400                     5,284
Swift Transportation
Co., Inc.*(a)                                     216,400                     4,064
                                                                           --------
TOTAL                                                                         9,348
                                                                           --------
UTILITIES: GAS DISTRIBUTORS 1.37%
Kinder Morgan, Inc.                               125,100                     5,135
                                                                           --------

TOTAL COMMON STOCKS
(Cost $338,984,260)                                                         355,321
                                                                           ========


                                                PRINCIPAL
                                                  AMOUNT                    VALUE
INVESTMENTS                                        (000)                    (000)
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 4.98%

REPURCHASE AGREEMENT 4.98%

Repurchase agreement
dated 11/29/2002, 1.27%
due 12/2/2002 with State
Street Bank & Trust Co.
collateralized by $16,520,000
of Federal National Mortgage
Assoc. at 6.625% due
9/15/2009; value $18,998,000;
proceeds $18,626,694
(Cost $18,624,723)                                $18,625                  $ 18,625
                                                                           ========
TOTAL INVESTMENTS
100.06% (Cost $357,608,983)                                                $373,946
                                                                           ========

  * Non-income producing security.
ADR-American Depository Receipt.
   (a)  Security (or a portion of security) on loan.

SEE NOTES TO FINANCIAL STATEMENTS.                                            7

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002


ASSETS:
   Investments in securities, at value (cost $357,608,983)                                            $ 373,946,099
   Market value of collateral for securities loaned                                                      48,966,043
   Receivables:
      Interest and dividends                                                                                 87,097
      Investment securities sold                                                                          1,860,081
      Capital shares sold                                                                                 1,519,920
   Prepaid expenses and other assets                                                                        220,750
-------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                                         426,599,990
-------------------------------------------------------------------------------------------------------------------
LIABILITIES:

   Securities lending collateral                                                                         48,966,043
   Payables:
      Investment securities purchased                                                                     2,436,335
      Capital shares reacquired                                                                             721,128
      Management fee                                                                                        269,344
      12b-1 distribution fees                                                                               168,356
      Directors' fees                                                                                            58
   Accrued expenses and other liabilities                                                                   298,871
-------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                                     52,860,135
===================================================================================================================
NET ASSETS                                                                                            $ 373,739,855
===================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                                       $ 486,092,374
Accumulated net investment loss                                                                          (1,123,709)
Accumulated net realized loss on investments                                                           (127,565,926)
Net unrealized appreciation on investments                                                               16,337,116
-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $ 373,739,855
===================================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                                        $ 250,379,922
Class B Shares                                                                                        $  66,623,446
Class C Shares                                                                                        $  55,114,712
Class P Shares                                                                                        $   1,620,133
Class Y Shares                                                                                               $1,642
OUTSTANDING SHARES BY CLASS:
Class A Shares                                                                                           17,358,935
Class B Shares                                                                                            4,732,155
Class C Shares                                                                                            3,915,127
Class P Shares                                                                                              111,994
Class Y Shares                                                                                              112.775
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DVIDED BY OUTSTANDING SHARES)
Class A Shares-Net asset value                                                                               $14.42
Class A Shares-Maximum offering price                                                                        $15.30
   (Net asset value plus sales charge of 5.75%)
Class B Shares-Net asset value                                                                               $14.08
Class C Shares-Net asset value                                                                               $14.08
Class P Shares-Net asset value                                                                               $14.47
Class Y Shares-Net asset value                                                                               $14.56

8                                            SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the Year Ended November 30, 2002


INVESTMENT INCOME:
Interest                                                                                               $    101,569
Dividends                                                                                                   927,617
Securities lending                                                                                          192,664
Foreign tax withheld                                                                                           (714)
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                   1,221,136
-------------------------------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                                            3,344,604
12b-1 distribution plan-Class A                                                                             941,828
12b-1 distribution plan-Class B                                                                             699,763
12b-1 distribution plan-Class C                                                                             543,693
12b-1 distribution plan-Class P                                                                               4,292
Shareholder servicing fees                                                                                1,455,143
Reports to shareholders                                                                                     141,079
Registration                                                                                                102,594
Fund accounting                                                                                              34,536
Custody                                                                                                      26,724
Professional                                                                                                 41,699
Directors' fees                                                                                               9,269
Pricing                                                                                                       4,839
Other                                                                                                       104,424
-------------------------------------------------------------------------------------------------------------------
Gross expenses                                                                                            7,454,487
   Expense reductions                                                                                        (3,852)
-------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                              7,450,635
-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                      (6,229,499)
===================================================================================================================
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments                                                                        (75,812,574)
Net change in unrealized appreciation/depreciation on investments                                         4,428,652
===================================================================================================================
NET REALIZED AND UNREALIZED LOSS                                                                        (71,383,922)
===================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $(77,613,421)
===================================================================================================================


SEE NOTES TO FINANCIAL STATEMENTS.                                            9

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED                 YEAR ENDED
INCREASE IN NET ASSETS                                                 NOVEMBER 30, 2002          NOVEMBER 30, 2001
OPERATIONS:
Net investment loss                                                        $  (6,229,499)             $  (5,336,818)
Net realized loss on investments                                             (75,812,574)               (30,381,967)
Net change in unrealized appreciation/depreciation on investments              4,428,652                  5,178,891
-------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         (77,613,421)               (30,539,894)
===================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                            228,119,784                199,291,501
Cost of shares reacquired                                                   (112,652,849)              (123,153,800)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM CAPITAL SHARE TRANSACTIONS                                 115,466,935                 76,137,701
===================================================================================================================
NET INCREASE IN NET ASSETS                                                    37,853,514                 45,597,807
===================================================================================================================
NET ASSETS:
Beginning of year                                                            335,886,341                290,288,534
-------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                $ 373,739,855              $ 335,886,341
===================================================================================================================
ACCUMULATED NET INVESTMENT LOSS                                            $  (1,123,709)             $  (1,021,570)
===================================================================================================================


10                                            SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


                                                                              YEAR ENDED 11/30
                                                       ------------------------------------------------------------
                                                         2002        2001          2000          1999         1998
 PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
 NET ASSET VALUE, BEGINNING OF YEAR                     $17.47       $19.17        $18.89       $12.58       $16.18
                                                       =======      =======       =======      =======      =======
 Investment operations
   Net investment income (loss)                           (.23)(a)     (.28)(a)      (.25)(a)      .04(a)       .15
   Net realized and unrealized gain (loss)               (2.82)       (1.42)          .73         6.27          .09
                                                       -------      -------       -------      -------      -------
      Total from investment operations                   (3.05)       (1.70)          .48         6.31          .24
                                                       -------      -------       -------      -------      -------
 Distributions to shareholders from:
   Net investment income                                     -            -          (.01)           -         (.37)
   Net realized gain                                         -            -          (.19)           -        (3.47)
                                                       -------      -------       -------      -------      -------
      Total distributions                                    -            -          (.20)           -        (3.84)
                                                       -------      -------       -------      -------      -------
 NET ASSET VALUE, END OF YEAR                           $14.42       $17.47        $19.17       $18.89       $12.58
                                                       =======      =======       =======      =======      =======
 Total Return (b)                                       (17.46)%      (8.87)%        2.55%       50.04%        5.71%
 RATIOS TO AVERAGE NET ASSETS
   Expenses, including waiver
   and expense reductions                                 1.80%        1.72%         1.49%         .41%         .02%
   Expenses, excluding waiver
   and expense reductions                                 1.80%        1.72%         1.61%        1.64%        1.60%
   Net investment income (loss)                          (1.48)%      (1.48)%       (1.18)%        .25%        1.14%


                                                                          YEAR ENDED 11/30
                                                       -------------------------------------------------------------
 SUPPLEMENTAL DATA:                                      2002         2001          2000         1999         1998
====================================================================================================================
 Net assets, end of year (000)                        $250,380     $213,580      $175,077      $40,252       $4,192
 Portfolio turnover rate                                 97.63%      101.15%       112.57%      104.87%      136.81%
====================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.                                           11



                                                                  YEAR ENDED 11/30                        10/16/1998(d)
                                                      ===============================================           TO
                                                        2002         2001          2000         1999        11/30/1998
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                   $17.16       $18.95        $18.78       $12.57           $10.41
                                                      =======      =======       =======      =======          =======
Investment operations
  Net investment loss                                    (.32)(a)     (.39)(a)      (.39)(a)     (.06)(a)            -(e)
  Net realized and unrealized gain (loss)               (2.76)       (1.40)          .75         6.27             2.16
                                                      -------      -------       -------      -------          -------
     Total from investment operations                   (3.08)       (1.79)          .36         6.21             2.16
                                                      -------      -------       -------      -------          -------
Distributions to shareholders
  from net realized gain                                    -            -          (.19)           -                -
                                                      -------      -------       -------      -------          -------
NET ASSET VALUE, END OF PERIOD                         $14.08       $17.16        $18.95       $18.78           $12.57
                                                      =======      =======       =======      =======          =======
Total Return (b)                                       (17.95)%      (9.45)%        1.96%       49.32%           20.75%(c)
RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and
  expense reductions                                     2.43%        2.35%         2.11%        1.07%             .13%(c)
  Expenses, excluding waiver
  and expense reductions                                 2.43%        2.35%         2.23%        2.30%             .34%(c)
  Net investment loss                                   (2.10)%      (2.11)%       (1.82)%       (.40)%           (.08)%(c)



                                                                      YEAR ENDED 11/30                    10/16/1998(d)
                                                      ================================================            TO
SUPPLEMENTAL DATA:                                      2002         2001          2000         1999         11/30/1998
=======================================================================================================================
Net assets, end of period (000)                       $66,623      $69,738       $65,510      $10,954             $229
Portfolio turnover rate                                 97.63%      101.15%       112.57%      104.87%          136.81%
=======================================================================================================================

12                                           SEE NOTES TO FINANCIAL STATEMENTS.



                                                                  YEAR ENDED 11/30                        10/19/1998(d)
                                                      ==================================================        TO
                                                        2002         2001          2000         1999        11/30/1998
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                   $17.15       $18.94        $18.76       $12.59          $10.70
                                                      =======      =======       =======      =======         =======
Investment operations
  Net investment loss                                    (.32)(a)     (.39)(a)      (.38)(a)     (.06)(a)           -(e)
  Net realized and unrealized gain (loss)               (2.75)       (1.40)          .75         6.23            1.89
                                                      -------      -------       -------      -------         -------
     Total from investment operations                   (3.07)       (1.79)          .37         6.17            1.89
                                                      -------      -------       -------      -------         -------
Distributions to shareholders
  from net realized gain                                    -            -          (.19)           -               -
                                                      -------      -------       -------      -------         -------
NET ASSET VALUE, END OF PERIOD                         $14.08       $17.15        $18.94       $18.76          $12.59
                                                      =======      =======       =======      =======         =======
Total Return (b)                                       (17.90)%      (9.45)%        1.96%       49.01%          17.66%(c)
RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver
  and expense reductions                                 2.42%        2.37%         2.11%        1.07%            .13%(c)
  Expenses, excluding waiver
  and expense reductions                                 2.42%        2.37%         2.23%        2.30%            .34%(c)
  Net investment loss                                   (2.09)%      (2.14)%       (1.81)%       (.40)%          (.10)%(c)


                                                                  YEAR ENDED 11/30                        10/19/1998(d)
                                                     ===================================================        TO
SUPPLEMENTAL DATA:                                      2002         2001          2000         1999        11/30/1998
=======================================================================================================================
Net assets, end of period (000)                       $55,115      $52,272       $49,656       $8,438            $302
Portfolio turnover rate                                 97.63%      101.15%       112.57%      104.87%         136.81%
=======================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.                                           13



                                                                             YEAR ENDED 11/30        8/15/2000(d)
                                                                        ===========================       TO
                                                                          2002            2001        11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                     $17.53          $19.23           $21.48
                                                                        =======         =======          =======
Investment operations
  Net investment income                                                    (.24)(a)        (.28)(a)         (.09)(a)
  Net realized and unrealized loss                                        (2.82)          (1.42)           (2.16)
                                                                        -------         -------          -------
     Total from investment operations                                     (3.06)          (1.70)           (2.25)
                                                                        -------         -------          -------
NET ASSET VALUE, END OF PERIOD                                           $14.47          $17.53           $19.23
                                                                        =======         =======          =======
Total Return (b)                                                         (17.46)%         (8.84)%        $(10.47)%(c)
RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                                   1.88%           1.80%             .45%(c)
  Expenses, excluding expense reductions                                   1.88%           1.80%             .49%(c)
  Net investment loss                                                     (1.55)%         (1.52)%           (.44)%(c)


                                                                             YEAR ENDED 11/30        8/15/2000(d)
                                                                        ===========================       TO
SUPPLEMENTAL DATA:                                                        2002            2001        11/30/2000
=================================================================================================================
Net assets, end of period (000)                                          $1,620            $294              $44
Portfolio turnover rate                                                   97.63%         101.15%          112.57%
=================================================================================================================

14                                           SEE NOTES TO FINANCIAL STATEMENTS.


                                                                      YEAR ENDED 11/30                12/9/1998(d)
                                                       ============================================        TO
                                                         2002             2001              2000       11/30/1999
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                    $17.60           $19.26          $18.94           $12.76
                                                       =======          =======         =======          =======
Investment operations
  Net investment income (loss)                            (.19)(a)         (.23)(a)        (.14)(a)          .09(a)
  Net realized and unrealized gain (loss)                (2.85)           (1.43)            .69             6.09
                                                       -------          -------         -------          -------
     Total from investment operations                    (3.04)           (1.66)            .55             6.18
                                                       -------          -------         -------          -------
Distributions to shareholders from:
  Net investment income                                      -                -            (.04)               -
  Net realized gain                                          -                -            (.19)               -
                                                       -------          -------         -------          -------
     Total distributions                                     -                -            (.23)               -
                                                       -------          -------         -------          -------
NET ASSET VALUE, END OF PERIOD                          $14.56           $17.60          $19.26           $18.94
                                                       =======          =======         =======          =======
Total Return (b)                                        (17.27)%          (8.62)%          2.89%           48.43%(c)
RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                  1.43%            1.35%           1.11%             .06%(c)
  Expenses, excluding expense reductions                  1.43%            1.35%           1.23%            1.27%(c)
  Net investment income (loss)                           (1.10)%          (1.10)%          (.66)%            .62%(c)



                                                                     YEAR ENDED 11/30                 12/9/1998(d)
                                                        =======================================            TO
SUPPLEMENTAL DATA:                                        2002             2001           2000         11/30/1999
=================================================================================================================
Net assets, end of period (000)                             $2               $2              $2               $3
Portfolio turnover rate                                  97.63%          101.15%         112.57%          104.87%
=================================================================================================================

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Not annualized.

(d) Commencement of offering of class shares.

(e) Amount represents less than $.01.

SEE NOTES TO FINANCIAL STATEMENTS.                                           15

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds - Lord Abbett Growth Opportunities Fund (the "Fund").

The Fund's investment objective is capital appreciation.

The Fund offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the NAV for Class A shares. There is no front-end sales charge in the case of the Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchanges. Securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are allocated to the funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) REPURCHASE AGREEMENT-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on average daily net assets at an annual rate of 0.90%.

12b-1 DISTRIBUTION PLANS

The Fund has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:


FEE               CLASS A         CLASS B       CLASS C          CLASS P
------------------------------------------------------------------------
Service           .25%               .25%          .25%             .20%
Distribution      .10%(1)(2)         .75%          .75%             .25%

(1) In addition, the Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. The Fund collected $10,152 of CDSC during the year.

(2) In addition, the Fund pays an incremental marketing expense of approximately .03% of the average daily net assets of Class A.

    Class Y does not have a Plan.

Effective January 1, 2003, the incremental marketing expense of approximately 0.03% of average daily net assets attributable to Class A shares will be terminated under the Plan. Also effective January 1, 2003, Lord Abbett will begin providing certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets. This will result in Lord Abbett paying Fund Accounting expenses that were previously charged to the Funds.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Fund after concessions were paid to authorized dealers for the year ended November 30, 2002:


DISTRIBUTOR                     DEALERS
COMMISSIONS                 CONCESSIONS
---------------------------------------
$499,889                     $2,803,428

Certain of the Company's officers and Directors have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

As of November 30, 2002, the components of accumulated earnings (losses) on a tax basis are as follows:


Undistributed ordinary income - net                           $  (1,122,973)
Undistributed long-term capital gains                                     -
---------------------------------------------------------------------------
    Total undistributed earnings                                 (1,122,973)
Capital loss carryforwards                                     (127,103,489)
Temporary differences                                                  (736)
Unrealized gains - net                                           15,874,679
---------------------------------------------------------------------------
    Total accumulated losses - net                            $(112,352,519)
===========================================================================
Capital loss carryforward years of expiration                     2009-2010

As of November 30, 2002, the Fund's aggregate security unrealized gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                                       $358,071,420
---------------------------------------------------------------------------
Gross unrealized gain                                            33,738,825
Gross unrealized loss                                           (17,864,146)
---------------------------------------------------------------------------
    Net unrealized security gain                               $ 15,874,679
===========================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

Permanent items identified during the fiscal period ended November 30, 2002 have been reclassified among the components of net assets based on their tax basis as follows:


ACCUMULATED NET
INVESTMENT LOSS                     PAID-IN CAPITAL
INCREASE                            DECREASE
----------------------------------------------------
$6,127,360                              $(6,127,360)

5. PORTFOLIO SECURITIES TRANSACTIONS

The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of the securities loaned.

As of November 30, 2002, the value of securities loaned is $47,026,644. These loans were collateralized by cash of $48,966,043, which is invested in a restricted money market account. Expenses relating to securities lending of $96,332 are included in Other Expense on the Statement of Operations. The dividend and interest income earned on the securities loaned are accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

Purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 2002 are as follows:


                                               PURCHASES                  SALES
-------------------------------------------------------------------------------
                                            $463,472,479           $356,073,855

6. DIRECTORS' REMUNERATION

The Company's Director and officers who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the Fund. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   LINE OF CREDIT

The Company, along with certain other funds managed by Lord Abbett, has available a $145,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. Effective December13, 2002, the available unsecured revolving credit has increased from $145,000,000 to $200,000,000. The fee for this Facility is an annual rate of 0.09%. At November 30, 2002, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year.

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Company's custodian and accounting agent. Effective January 18, 2002, SSB began performing custodian functions, and thereafter the accounting and recordkeeping functions, relating to portfolio transactions and calculating the Fund's net asset value.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market condition is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies. These factors can affect Fund performance.

11.  SUMMARY OF CAPITAL TRANSACTIONS

The Fund has authorized 150 million shares of $0.001 par value capital stock designated as follows: 50 million Class A shares; 30 million Class B shares, 20 million Class C shares, 20 million Class P shares and 30 million Class Y shares.


                                                                     YEAR ENDED                    YEAR ENDED
                                                              NOVEMBER 30, 2002             NOVEMBER 30, 2001
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                          SHARES          AMOUNT          SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                                         10,439,961  $  167,784,870       8,266,669  $ 152,386,761
Shares reacquired                                   (5,304,408) $  (79,930,274)     (5,178,505)   (95,688,049)
-------------------------------------------------------------------------------------------------------------
Increase                                             5,135,553  $   87,854,596       3,088,164  $  56,698,712
-------------------------------------------------------------------------------------------------------------

CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
Shares sold                                          1,834,626  $   29,079,354       1,369,490  $  25,058,018
Shares reacquired                                   (1,166,535) $  (17,443,980)       (763,329)   (13,821,378)
-------------------------------------------------------------------------------------------------------------
Increase                                               668,091  $   11,635,374         606,161  $  11,236,640
-------------------------------------------------------------------------------------------------------------

CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
Shares sold                                          1,835,174  $   29,103,488       1,137,005  $  20,854,058
Shares reacquired                                     (967,096) $  (14,620,853)       (712,066)   (12,969,709)
-------------------------------------------------------------------------------------------------------------
Increase                                               868,078  $   14,482,635         424,939  $   7,884,349
-------------------------------------------------------------------------------------------------------------

CLASS P SHARES
-------------------------------------------------------------------------------------------------------------
Shares sold                                            136,303  $    2,152,072          49,865  $     992,563
Shares reacquired                                      (41,080) $     (657,742)        (35,352)      (674,563)
-------------------------------------------------------------------------------------------------------------
Increase                                                95,223  $    1,494,330          14,513  $     318,000
-------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
-------------------------------------------------------------------------------------------------------------
Shares sold                                                  -               -           6.098  $         101
Shares reacquired                                            -               -          (6.098)          (101)
-------------------------------------------------------------------------------------------------------------
Increase                                                     -               -               -              -
-------------------------------------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT RESEARCH FUND, INC. - LORD ABBETT GROWTH OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Research Fund, Inc. - Lord Abbett Growth Opportunities Fund (the "Fund"), including the schedule of investments, as of November 30, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc. - Lord Abbett Growth Opportunities Fund as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York

January 27, 2003

SHAREHOLDER MEETING RESULTS

A Meeting of Shareholders of the Company was held on July 18, 2002. On May 8, 2002, the record date for shareholders voting at the meeting, there were 75,558,186.863 total outstanding shares. Shareholders of the Company considered the following proposal and the results of their voting were as follows:

To elect the Company's Board Members


                                                FOR                   AGAINST
-------------------------------------------------------------------------------
Robert S. Dow                              60,088,263.291           412,556.391
E. Thayer Bigelow                          60,092,721.501           408,098.181
William H. T. Bush                         60,088,824.562           411,995.120
Robert B. Calhoun, Jr.                     60,095,771.347           405,048.335
Stewart S. Dixon                           60,068,840.593           431,979.089
Franklin W. Hobbs                          60,099,045.923           401,773.759
C. Alan MacDonald                          60,075,878.770           424,940.912
Thomas J. Neff                             60,089,820.750           410,998.932
James F. Orr, III                          60,098,703.664           402,116.018

BASIC INFORMATION ABOUT MANAGEMENT

The Company's Board of Directors is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 42 portfolios or series.


                                      CURRENT POSITION
NAME, ADDRESS AND                     LENGTH OF SERVICE       PRINCIPAL OCCUPATION                OTHER
DATE OF BIRTH                           WITH COMPANY         DURING PAST FIVE YEARS           DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                         Director and           Managing Partner and Chief       N/A
Lord, Abbett & Co. LLC                Chairman since 1996.   Investment Officer of
90 Hudson Street                                             Lord Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                           ---------------------------

The following outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.


                                      CURRENT POSITION
NAME, ADDRESS AND                     LENGTH OF SERVICE       PRINCIPAL OCCUPATION                OTHER
DATE OF BIRTH                           WITH COMPANY         DURING PAST FIVE YEARS           DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW                     Director since 1996.   Managing General Partner,        Currently serves as director
Bigelow Media, LLC                                           Bigelow Media, LLC (since        of Crane Co. and Huttig
909 Third Ave.,                                              2000); Senior Adviser, Time      Building Products Inc.
5th Floor                                                    Warner Inc. (1998 - 2000);
New York, NY                                                 Acting Chief Executive Officer
Date of Birth: 10/22/1941                                    of Courtroom Television
                                                             Network (1997 - 1998);
                                                             President and Chief Executive
                                                             Officer of Time Warner Cable
                                                             Programming, Inc. (1991 -
                                                             1997).

WILLIAM H.T. BUSH                     Director since 1998.   Co-founder and Chairman of the   Currently serves as director
Bush-O'Donnell & Co.,                                        Board of the financial           of Wellpoint Health Network,
Inc.                                                         advisory firm of                 Inc., DT Industries Inc., and
101 South Hanley Road                                        Bush-O'Donnell & Company         Engineered Support Systems,
Suite 1025                                                   (since 1986).                    Inc.
St. Louis, MO
Date of Birth: 7/14/1938


ROBERT B. CALHOUN, JR.                Director since 1998.   Managing Director of Monitor     Currently serves as director
Monitor Clipper Partners                                     Clipper Partners (since 1997)    of Avondale, Inc., Avondale
Two Canal Park                                               and President of Clipper Asset   Mills, Inc., IGI/Earth Color,
Cambridge, MA                                                Management Corp. (since 1991),   Inc., Integrated Graphics,
Date of Birth: 10/25/1942                                    both private equity investment   Inc., and Interstate Bakeries
                                                             funds.                           Corp.

STEWART S. DIXON                      Director since 1996.   Partner in the law firm of       N/A
Wildman, Harrold, Allen & Dixon       Retired as of          Wildman, Harrold, Allen &
225 W. Wacker Drive, Suite 2800       12/31/02.              Dixon (since 1967).
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS                     Director since 2001.   Chief Executive Officer of       Currently serves as director
Houlihan Lokey                                               Houlihan Lokey Howard & Zukin,   of Adolph Coors Company.
Howard & Zukin                                               an investment bank, (January
685 Third Ave.                                               2002 to present); Chairman of
New York, NY                                                 Warburg Dillon Read (1999 -
Date of Birth: 7/30/1947                                     2000); Global Head of
                                                             Corporate Finance of SBC
                                                             Warburg Dillon Read (1997 -
                                                             1999); Chief Executive Officer
                                                             of Dillon, Read & Co. (1994 -
                                                             1997).

                                                                             23


                                      CURRENT POSITION
NAME, ADDRESS AND                     LENGTH OF SERVICE       PRINCIPAL OCCUPATION                OTHER
DATE OF BIRTH                           WITH COMPANY         DURING PAST FIVE YEARS           DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------------------------
C. ALAN MACDONALD                     Director since 1996.   Retired - General Business and   Currently serves as director
415 Round Hill Road                                          Governance Consulting (since     of Fountainhead Water Company,
Greenwich, CT                                                1992); formerly President and    Careside, Inc., Lincoln Snacks,
Date of Birth: 5/19/1933                                     CEO of Nestle Foods.             J.B. Williams Co., Inc.
                                                                                              (personal care products) and
                                                                                              Seix Fund, Inc.*

THOMAS J. NEFF                        Director since 1992.   Chairman of Spencer Stuart, an   Currently serves as director
Spencer Stuart                                               executive search consulting      of Ace, Ltd. and Exult, Inc.
277 Park Avenue                                              firm (since 1996); President
New York, NY                                                 of Spencer Stuart (1979-1996).
Date of Birth: 10/2/1937

JAMES F. ORR, III                     Director since 2002.   President and CEO of             Currently serves as Chairman
80 Pinckney Street                                           LandingPoint Capital (since      of Rockefeller Foundation,
Boston, MA                                                   2002); Chairman and CEO of       Director of Nashua Corp. and
Date of Birth: 3/5/1943                                      United Asset Management          SteelPoint Technologies.
                                                             Corporation (2000 to 2001);
                                                             Chairman and CEO of UNUM
                                                             Provident Corporation (1999 -
                                                             merger); Chairman and CEO of
                                                             UNUM Corporation (1988 -
                                                             1999).

-----------------------
* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, President and the Managing Partner of Lord Abbett.

                             -----------------------

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.


  NAME AND                            CURRENT POSITION        LENGTH OF SERVICE                PRINCIPAL OCCUPATION
(DATE OF BIRTH)                         WITH COMPANY         OF CURRENT POSITION              DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                         Chief Executive        Elected in 1996                  Managing Partner and Chief
(3/8/1945)                            Officer and                                             Investment Officer of Lord
                                      President                                               Abbett since 1996.

ROBERT P. FETCH                       Executive Vice         Elected in 1997                  Partner and Small-Cap Value
(2/18/1953)                           President                                               Senior Investment Manager,
                                                                                              joined Lord Abbett in 1995.


  NAME AND                            CURRENT POSITION        LENGTH OF SERVICE          PRINCIPAL OCCUPATION
(DATE OF BIRTH)                         WITH COMPANY         OF CURRENT POSITION        DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
KEVIN P. FERGUSON                     Executive Vice         Elected in 2001            Partner and Mid Cap Growth
(10/3/64)                             President                                         Investment Manager, joined
                                                                                        Lord Abbett in 1999, formerly
                                                                                        Portfolio Manager/Senior Vice
                                                                                        President at Lynch & Mayer,
                                                                                        Inc.

ROBERT G. MORRIS                      Executive Vice         Elected in 1996            Partner and Director of Equity
(11/6/1944)                           President                                         Investments, joined Lord
                                                                                        Abbett in 1991.

ELI M. SALZMANN                       Executive Vice         Elected in 1999            Partner and Director of
(3/24/1964)                           President                                         Institutional Equity
                                                                                        Investments, joined Lord
                                                                                        Abbett in 1997.

CHRISTOPHER J. TOWLE                  Executive Vice         Elected in 2001            Partner and Investment
(10/12/1957)                          President                                         Manager, joined Lord Abbett in
                                                                                        1987.

EDWARD K. VON DER LINDE               Executive Vice         Elected in 2001            Partner and Investment
(6/12/1960)                           President                                         Manager, joined Lord Abbett in
                                                                                        1988.

PAUL A. HILSTAD                       Vice President and     Elected in 1995            Partner and General Counsel,
(12/13/1942)                          Secretary                                         joined Lord Abbett in 1995.

JOAN A. BINSTOCK                      Chief Financial        Elected in 1999            Partner and Chief Operations
(3/4/1954)                            Officer and Vice                                  Officer, joined Lord Abbett in
                                      President                                         1999, prior thereto Chief
                                                                                        Operating Officer of Morgan
                                                                                        Grenfell.

TRACIE E. AHERN                       Vice President and     Elected in 1999            Partner and Director of
(1/12/1968)                           Treasurer                                         Portfolio Accounting and
                                                                                        Operations, joined Lord Abbett
                                                                                        in 1999, formerly Vice
                                                                                        President - Head of Fund
                                                                                        Administration of Morgan
                                                                                        Grenfell from 1998 to 1999,
                                                                                        prior thereto Vice President
                                                                                        of Bankers Trust.


  NAME AND                            CURRENT POSITION        LENGTH OF SERVICE          PRINCIPAL OCCUPATION
(DATE OF BIRTH)                         WITH COMPANY         OF CURRENT POSITION        DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
DANIEL E. CARPER                      Vice President         Elected in 1993            Partner, joined Lord Abbett in
(1/22/1952)                                                                             1979.

SHOLOM DINKSY                         Executive Vice         Elected in 2002            Partner and Large Cap Value
(3/24/1944)                           President                                         Investment Manager, joined
                                                                                        Lord Abbett in 2000, formerly
                                                                                        Managing Director of
                                                                                        Prudential Asset Management,
                                                                                        prior thereto Director of
                                                                                        Equity Research and Senior
                                                                                        Vice President at Mitchell
                                                                                        Hutchins Asset Management.

TIM HURLBURT                          Vice President         Elected in 2002            Senior Research Analyst on the
(1/28/1961)                                                                             Mid Cap Growth Team, joined
                                                                                        Lord Abbett in 2001, prior
                                                                                        thereto Equities Analyst with
                                                                                        Wisconsin Investment Board.

LAWRENCE H. KAPLAN                    Vice President and     Elected in 1997            Partner and Deputy General
(1/16/1957)                           Assistant Secretary                               Counsel, joined Lord Abbett in
                                                                                        1997.

A. EDWARD OBERHAUS, III               Vice President         Elected in 1996            Partner and Manager of Equity
(12/21/1959)                                                                            Trading, joined Lord Abbett in
                                                                                        1983.

CHRISTINA T. SIMMONS                  Vice President and     Elected in 2000            Assistant General Counsel,
(11/12/1957)                          Assistant Secretary                               joined Lord Abbett in 1999,
                                                                                        formerly Assistant General
                                                                                        Counsel of Prudential
                                                                                        Investments from 1998 to 1999,
                                                                                        prior thereto Counsel of
                                                                                        Drinker, Biddle & Reath LLP, a
                                                                                        law firm from 1985 to 1998.

FRANCIE W. TAI                        Assistant Treasurer    Elected in 2000            Director of Fund
(6/11/1965)                                                                             Administration, joined Lord
                                                                                        Abbett in 2000, prior thereto
                                                                                        Manager of Goldman Sachs.

Please call 1-888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces the Fund's expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

[LORD ABBETT LOGO]








This report when not used for the general information
  of shareholders of the Fund, is to be distributed
     only if preceded or accompanied by a current
                    Fund prospectus.


Lord Abbett Mutual Fund shares are distributed by:
            LORD ABBETT DISTRIBUTOR LLC
 90 Hudson Street - Jersey City, New Jersey 07302-3973


 LORD ABBETT RESEARCH FUND, INC.
      LORD ABBETT GROWTH OPPORTUNITIES FUND

                                                                   LAGOF-2-1102
                                                                         (1/03)